UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 28, 2004
                (Date of Report (date of earliest event reported)


                           NATIONAL DENTEX CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission file number 000-23092


           MASSACHUSETTS                        04-2762050
  (State or Other Jurisdiction of     (I.R.S. Employer Identification
  Incorporation or Organization)                   No.)


           526 Boston Post Road, Wayland, MA                 01778
            (Address of Principal Executive               (Zip Code)
                       Offices)

                                (508) 358 - 4422
                (Registrant's Telephone No., including Area Code)


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(99) Press Release, dated April 28, 2004, issued by National Dentex Corporation

Item 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 9, Regulation FD Disclosure and Item 12, Disclosure of Results of Operations and Financial Condition.

On April 28, 2004, National Dentex Corporation (NADX) issued a press release setting forth NADX's first quarter 2004 earnings.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           NATIONAL DENTEX CORPORATION
                           Registrant




April 28, 2004
                                    /s/  Richard F. Becker, Jr.

                           By:...........................................
                           Richard F. Becker, Jr.
                           Vice President, Treasurer and Chief Financial Officer




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